UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2023 (August 15, 2023)

Oaktree Specialty Lending Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (213)
830-6300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2 of
this chapter).
☐  Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On August 15, 2023, in connection with a previously announced public offering, Oaktree Specialty Lending Corporation (the “Company”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture, dated April 30, 2012, between the Company and the Trustee (the “Indenture”). The Seventh Supplemental Indenture relates to the Company’s issuance, offer and sale of $300 million aggregate principal amount of its
7.100
% Notes due 2029 (the “Notes”).
The Company expects to use the net proceeds of the offering to reduce its outstanding debt under its revolving credit facilities and for general corporate purposes. The Company may reborrow under its revolving credit facilities to make investments in accordance with its investment objective and strategies or general corporate purposes.
The Notes mature on February 15, 2029 (the “Maturity Date”), unless previously redeemed or repurchased in accordance with their terms. The Notes bear interest at a rate of
7.100
% per year payable semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 2024. The Notes are the Company’s direct, unsecured obligations and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
Prior to January 15, 2029 (one month prior to the maturity date of the Notes), or the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a
360-day
year consisting of twelve
30-day
months) at the Treasury Rate plus 50 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. The Notes will not be subject to any sinking fund. In addition, if a Change of Control Repurchase Event (as defined in the Seventh Supplemental Indenture) occurs prior to maturity, unless the Company has exercised its right to redeem the Notes in full, holders will have the right, at their option, to require the Company to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
The Indenture, as supplemented by the Seventh Supplemental Indenture, contains certain covenants, including a covenant requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.
The Notes were offered and sold pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-269628)
previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 8, 2023, a final prospectus supplement dated August 8, 2023 and the pricing term sheet filed with the SEC on August 8, 2023. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on August 15, 2023.

The description above is only a summary of the material provisions of the Seventh Supplemental Indenture and the Notes and is qualified in its entirety by reference to copies of the Seventh Supplemental Indenture and the Notes, respectively, each filed as exhibits to this Current Report on Form
8-K
and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Seventh Supplemental Indenture, dated as of August 15, 2023, relating to the 7.100% Notes due 2029, between the Company and Deutsche Bank Trust Company Americas, as trustee

4.2	Form of 7.100% Notes due 2029 (contained in the Seventh Supplemental Indenture filed as Exhibit 4.1 hereto)

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: August 15, 2023	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer